Exhibit 10.6

MUTUAL GENERAL RELEASE

I.                                         PARTIES

This Mutual General Release (“Release”) is entered into as of April 20, 2005 among the following parties (individually a “Party” and collectively the “Parties”)(1):

A.                                   George L. Chelius (“GC”), as an individual and in his capacity as an executor of the will and estate of Alan James, pursuant to Letters Testamentary (Case Number 050290219), dated February 17, 2005, issued by the Circuit Court of the State of Oregon for the County of Multnomah (the “Estate”), and in his capacity as a trustee (a “Trustee”) under any trusts (the “Trusts”) created under the Last Will and Testament of Alan James, dated March 12, 2004, and in any and all other capacities in which he is or may be deemed to be a successor in interest to Alan James (collectively, the “GC Representative”), and his Related Entities(2);

B.                                     Eric Epperson (“EE”), as an individual and in his capacity as an executor of the Estate, in his capacity as a Trustee under the Trusts and in any and all other capacities in which he is or may be deemed to be a successor in interest to Alan James (the “EE” Representative and together with the GC Representative, the “Representatives”), and his Related Entities;

C.                                     William A. Furman, as an individual (“Furman”), and his Related Entities;

D.                                    The Greenbrier Companies, Inc., a Delaware corporation together with its officers and directors in their capacities as such other than the James Parties (as defined herein), subsidiaries and divisions, including, without limitation, Greenbrier Leasing Corporation (collectively, the “Company”);

E.                                      William A. Furman, Benjamin R. Whiteley, C. Bruce Ward, Victor G. Atiyeh, A. Daniel O’Neal, Jr., Duane C. McDougall and Donald A. Washburn each in his capacity as a director of the Company (the “Directors”), and each of his Related Entities;

(1)                                  Any references to “Party” or “Parties” hereinafter shall also include the Party’s or Parties’ Related Entities.

(2)                                  For purposes of this Release, the “Related Entities” of any Party shall be defined as:  the Party’s successors, predecessors, assignees, heirs, legatees, devisees, executors, administrators, legal representatives, consultants, officers and directors; and any other representative, person or entity claiming by, through or under the Party.

II.                                     RECITALS

This Release is made with reference to the following facts:

A.                                   The Representatives and their respective Related Entities, other than the Partnership (as defined herein) and its Related Entities, are hereinafter collectively referred to as the “James Parties.”

B.                                     The Company and their respective Related Entities, including the Directors and each of their respective Related Entities, are hereinafter collectively referred to as the “Greenbrier Parties.”

C.                                     Furman and his Related Entities, other than the Partnership and its Related Entities, are hereinafter collectively referred to as the “Furman Parties.”

D.                                    On or about July 1, 1994, Alan James (“James”), Furman and the Company entered into a Stockholders’ Agreement, as amended (the “Stockholders’ Agreement”), with respect to shares of the Company’s common stock, par value $0.001 (the “Shares”) owned by Furman and James.

E.                                      Furman and James were partners in James Furman & Company, an Oregon partnership or de facto partnership (the “Partnership”).

F.                                      On or about July 13, 2004, the Company adopted a stockholder rights plan, as amended (the “Rights Plan”).

G.                                     On or about August 4, 2004, James filed a complaint in the Court of Chancery of the State of Delaware in and for New Castle County (the “Litigation”), entitled; Alan James v. William A. Furman, Benjamin R. Whiteley, C. Bruce Ward, Victor G. Atiyeh, A. Daniel O’Neal, Jr., Duane C. McDougall and The Greenbrier Companies, Inc., Civil Action No. 597-N, related to, among other matters, the Stockholders’ Agreement and the Rights Plan.

H.                                    On January 28, 2005, James died.

I.                                         The Representatives, Furman and the Company have duly executed and delivered a Settlement Agreement, dated as of April 20, 2005 (the “Settlement Agreement”) which provides for the Parties to execute and deliver a mutual general release in the form of this Release.

J.                                        Pursuant to the Settlement Agreement, the parties thereto have agreed to dismiss the Litigation with prejudice and to enter into this Release, which releases any and all claims related to the Litigation.

K.                                    The Parties intend to include within the scope of this Release all matters that in any way relate to or arise out of:

1.                                       Any act or failure to act of James, the Representatives or any of their Related Entities at any time prior to the moment this Release is executed by the Parties, other than those acts or failures to act  relating to the Partnership or the conduct of the affairs of the Partnership (the “Reserved James Matters”), (collectively the “Disputed James Matters”).

2.                                       Any act or failure to act by any of the Greenbrier Parties at any time prior to the moment this Release is executed by the Parties, other than those acts or failures to act relating to the Partnership or the conduct of the affairs of the Partnership (the “Reserved Greenbrier Matters”), (collectively, the “Disputed Furman Matters”).

3.                                       Any act or failure to act by any of the Furman Parties at any time prior to the moment this Release is executed by the Parties, other than those acts or failures to act  relating to the Partnership or the conduct of the affairs of the Partnership (the “Reserved Furman Matters”), (collectively, the “Disputed Furman Matters”).

L.                                      The Parties intend to include within the scope of this Release all known or presently unknown, suspected or unsuspected, contingent or fixed complaints, grievances, allegations, demands, liabilities, losses, obligations, promises, damages, costs, expenses (including, without limitation, attorneys’ fees), lawsuits (including the Litigation), actions (in law, equity or otherwise), causes of action, rights and privileges of whatever kind that, except for the Reserved James Matters, the Reserved Greenbrier Matters and the Reserved Furman Matters (collectively, the “Reserved Claims”), which:

1.                                       Any of the James Parties may have or ever come to have against any of the Greenbrier Parties or the Furman Parties and that in any way relate to or arise out of the Disputed Greenbrier Matters or the Disputed Furman Matters, excluding Reserved Claims (collectively referred to as the “James Claims”).

2.                                       Any of the Greenbrier Parties may have or ever come to have against any of the James Parties that in any way relate to or arise out of the Disputed James Matters, excluding Reserved Claims (collectively referred to as the “Greenbrier Claims”).

3.                                       Any of the Furman Parties may have or come to have against any of the James Parties that in any way relate to or arise out of the Disputed James Matters, excluding Reserved Claims (collectively referred to as the “Furman Claims”).

III.                                 RELEASES

A.                                   James Parties:  Release of Greenbrier Parties and Furman Parties.  In consideration of the terms and provisions of this Release, the Settlement Agreement and the purchase and sale of shares of Company Common Stock pursuant to that Stock Purchase Agreement dated, as of April 20, 2005 (the “Stock Purchase Agreement”), by and among the Representatives, Furman and the Company, and the transactions contemplated by such agreements including any exhibits and schedules thereto  (collectively, the “Transactions”), each of the James Parties shall, and hereby does, relieve, release and forever discharge each of the Greenbrier Parties and Furman Parties of and from any and all James Claims.

B.                                     Greenbrier Parties:  Release of James Parties.  In consideration of the terms and provisions of this Release, the Settlement Agreement, the Stock Purchase Agreement and the Transactions, each of the Greenbrier Parties shall, and hereby does, relieve, release and forever discharge each of the James Parties of and from any and all Greenbrier Claims.

C.                                     Furman Parties:  Release of James Parties.  In consideration of the terms and provisions of this Release, the Settlement Agreement, the Stock Purchase Agreement and the Transactions, each of the Furman Parties shall, and hereby does, relieve, release and forever discharge each of the James Parties of and from any and all Furman Claims.

D.                                    Unknown Claims and Risks Released by the James Parties.  It is understood by the James Parties that there is a risk that after the execution of this Release, any of the James Parties may incur or suffer losses, damages or injuries that are included within the definition of James Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this Release (“Unknown James Injury Risk”).  Further, it is understood by the James Parties that there is a risk that loss or damage to the James Parties presently known may be or become, for whatever reason, greater than the James Parties now expect or anticipate (“Unknown James Magnitude Risk”).  The James Parties understand, accept and assume both the Unknown James Injury Risk and the Unknown James Magnitude Risk and intend that the releases contained herein shall apply to all unknown and unanticipated losses, damages or injuries included with the definition of James Claims, as well as those known and anticipated.

E.                                      Unknown Claims and Risks Released by Greenbrier Parties.  It is understood by the Greenbrier Parties that there is a risk that after the execution of this Release, any of the Greenbrier Parties may incur or suffer losses, damages or injuries that are included within the definition of Greenbrier Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this release (“Unknown Greenbrier Injury Risk”).  Further, it is understood by the Greenbrier Parties that there is a risk that loss or damage to the Greenbrier Parties presently known may be or become, for whatever reason, greater than the Greenbrier Parties now expect or anticipate (“Unknown Greenbrier Magnitude Risk”).  The Greenbrier Parties understand, accept and assume both the Unknown Greenbrier Injury Risk and the Unknown Greenbrier Magnitude Risk and intend that the releases contained herein shall apply to all unknown and unanticipated losses, damages or injuries included with the definition of Greenbrier Claims, as well as those known and anticipated.

F.                                      Unknown Claims and Risks Released by the Furman Parties.  It is understood by the Furman Parties that there is a risk that after the execution of this Release, any of the Furman Parties may incur or suffer losses, damages or injuries that are included within the definition of Furman Claims, but that are unknown or unanticipated, for whatever reason, at the time of the execution of this Release (“Unknown Furman Injury Risk”).  Further, it is understood by the Furman Parties that there is a risk that loss or damage to the Furman Parties presently known may be or become, for whatever reason, greater than the Furman Parties now expect or anticipate (“Unknown Furman Magnitude Risk”).  The Furman Parties understand, accept and assume both the Unknown Furman Injury Risk and the Unknown Furman Magnitude Risk and intend that the releases contained herein shall apply to all unknown and unanticipated losses, damages or injuries included with the definition of Furman Claims, as well as those known and anticipated.

G.                                     The Parties intend and agree that the releases set forth in this mutual Release shall be effective as a bar to any and all currently unsuspected, unknown or partially known claims within the scope of their express terms and provisions, other than the Reserved Claims.  Accordingly, the Parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other state, territory or other jurisdiction.  Section 1542 reads in pertinent part:

“A general release does not extend to claims that that creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him may have materially affected his settlement with the debtor.”

The Parties hereby acknowledge that the foregoing waiver of the provisions of Section 1542 of the California Civil Code and all similar provisions of the laws of any other state, territory or other jurisdiction was separately bargained for and that they would not enter into this agreement unless it included a broad release of all unknown claims, including specifically any claim of fraud or misrepresentation in the inducement of this mutual Release.  The Parties expressly agree that all release provisions shall be given full force and effect in accordance with each and all of their express terms and provisions, including those terms and provisions relating to unknown, unsuspected or future claims, demands and causes of action.  The Parties each assume for themselves the risk of the subsequent discovery or understanding of any matter, fact or law, that if now known or understood, would in any respect have affected his or its entering into this mutual Release.

IV.                                 COVENANT NOT TO SUE

A.                                   General Covenant Not to Sue.

1.                                       The James Parties each agree that they will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against any of the Greenbrier Parties or the Furman Parties, which in any way arise out of or relate to any of the James Claims including, but not limited to, an action claiming that this Release, or any portion thereof, was fraudulently induced.

2.                                       The Greenbrier Parties each agree that they will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against any of the James Parties, which in any way arise out of or relate to any of the Greenbrier Claims, including, but not limited to, an action claiming that this Release, or any portion thereof, was fraudulently induced.

3.                                       The Furman Parties each agree that they will forever refrain and forbear from commencing, instituting or prosecuting any lawsuit, action or other proceeding, in law, equity, admiralty or otherwise, or from inducing others to do so against any of the James Parties, which in any way arise out of or relate to any of the Furman Claims, including, but not limited to, an action claiming that this Release, or any portion thereof, was fraudulently induced.

B.                                     Attorneys’ Fees.  The Parties agree further that in the event any Party breaches this Covenant Not to Sue, the breaching Party, or in the case of a breach by any of a Party’s Related Entities, the party to whom the breaching Related Entity is related, shall pay any and all costs, expenses and attorneys’ fees actually incurred by any nonbreaching Party and by any of such nonbreaching Party’s Related Entities, in defending or otherwise responding to or participating in any such action or proceeding.

C.                                     Injunctive Relief.  The Parties acknowledge and agree that monetary damages alone are inadequate to compensate any Party for injury caused or threatened by a breach of this Covenant Not to Sue and that preliminary and permanent injunctive relief restraining and prohibiting the prosecution of any action or proceeding sought or instituted in violation hereof is a necessary and appropriate additional remedy in the event of such a breach.  Nothing contained in this paragraph, however, shall be interpreted or construed to prohibit or in any way limit the right of any nonbreaching Party to obtain, in addition to injunctive relief, an awarded of monetary damages against any person or entity breaching this Covenant Not to Sue or this Release.

D.                                    Exceptions.                                   The following specific matters are excepted from this Release and the Covenant not to Sue:

1.                                       All claims of a Party resulting from a breach by any other Party of any representations or warranties contained in this Release, the Settlement Agreement, the Stock Purchase Agreement, the Registration Rights Agreement referred to in the Settlement Agreement or any of the agreements or documents executed or delivered in connection with the transactions contemplated by any of the foregoing; and

2.                                       All claims of a Party resulting from a breach or failure to perform by any other Party of any covenants contained in this Release, the Settlement Agreement, the Stock Purchase Agreement, the Registration Rights Agreement referred to in the Settlement Agreement or any of the agreements or documents executed in connection with the transactions contemplated by any of the foregoing; and

3.                                       All Reserved Claims.

V.                                     ADDITIONAL COVENANTS

A.                                   No Disparagement.  Each James Party agrees not to make any public or private statements, either orally or in writing, to any person (including, but not limited to, any employee or former employee of the Company) or any entity of any kind that are derogatory or disparaging of the personal, professional or business reputation of any of the Greenbrier Parties or Furman Parties.  Each Greenbrier Party and each Furman Party agrees not to make any public or private statements, either orally or in writing, to any third party that are derogatory or disparaging of the personal, professional or business reputation of any James Party or of Alan James or any of his spouse or issue.

B.                                     No Interference.  GC and EE, in their individual capacities, in their capacities as Representatives and in all other capacities in which they may be deemed to be a successor in interest to Alan James, agree that for a period of 10 (ten) years from the date of this agreement they shall not take any of the following actions:

1.                                       Acquire or propose to acquire, or agree to seek to acquire, directly or indirectly, any securities (or direct or indirect rights or options to acquire) any securities of the Company or any subsidiary thereof or of any successor to or person in control of the Company.

2.                                       Enter into or agree, offer, seek to enter into or otherwise be involved in or part of, directly or indirectly, any acquisition transaction or other business combination relating to all or part of the Company or any of its subsidiaries or any acquisition transaction for all or part of the assets of the Company or any of its businesses.

3.                                       Make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the Securities and Exchange Commission (the “Commission”)) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; become a “participant” in any “election contest” (as such terms are defined or used in the rules under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to the Company; seek to advise, encourage or influence any person or entity with respect to any voting securities of the Company; demand a copy of the Company’s stock ledger, list of shareholders or other books and records; or call or attempt to call any meeting of the shareholders of the Company.

4.                                       Form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its subsidiaries.

5.                                       Seek or propose, alone or in concert with others, to influence or control the Company’s management or policies.

6.                                       Directly or indirectly enter into any discussions, negotiations, arrangements or understandings with any other person with respect to any of the foregoing activities or propose any of such activities to any other person.

7.                                       Advise, assist, encourage, act as a financing source for or otherwise invest in any other person in connection with any of the foregoing activities.

8.                                       Disclose any intention, plan or arrangement inconsistent with any of the foregoing.

9.                                       Except in connection with any Reserved James Matters, make or in any way participate in, directly or indirectly, any request for documents from or initiate or participate in, directly or indirectly, any investigation of the Company.

C.                                     Non-Assistance.

1.                                       The Parties further agree that they will not affirmatively assist any other person or entity in litigation or other proceedings against each other.  Nothing herein, however, precludes the Parties from obeying lawful process or cooperating with or making disclosures that may be requested or required by the Securities and Exchange Commission or any court or regulatory agency or body.  In the event a Party is served or otherwise provided with a subpoena and/or any other request for information and/or documents (“Request For Information”) regarding or related to any of the other Parties hereto, the Party receiving such subpoena and/or Request For Information hereby agrees (subject to any limitations imposed by law, court or regulatory order or rule or regulation) to provide notice immediately of such occurrence pursuant to the Notice provision contained in this Agreement.  The Notice shall include a copy of the subpoena and/or Request For Information together with any other document(s) that accompanied such subpoena and/or Request For Information.

VI.                                 REPRESENTATIONS AND WARRANTIES

A.                                   Independent Legal Advice.  Each of the Parties represents, warrants and agrees that it has received independent legal advice from its attorneys with respect to the advisability of executing this Release, the Settlement Agreement, the Stock Purchase Agreement and entering into the Transactions.  Accordingly, any rule of law, or any legal decision, that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived.  The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.

B.                                     No Other Representation.  Each of the Parties represents, warrants and agrees that in executing this Release, it has relied solely on the statements, representations, warranties and covenants expressly set forth herein and in the Settlement Agreement, the Stock Purchase Agreement, the Registration Rights Agreement referred to in the Settlement Agreement and the agreements and documents contemplated by or executed or delivered in connection with the transactions contemplated by any of the foregoing (the “Related Documents”).  Each of the Parties represents, warrants and agrees that, in executing this Release, it has placed no reliance whatsoever on any statement, representation or promise of any other Party, or any other person or entity, not expressly set forth herein or in the Related Documents.  The Parties have included this clause:  (1) to preclude any claim that any Party was in any way fraudulently induced to execute this Release; and (2) to preclude the introduction of parol evidence to vary, interpret, supplement or contradict the terms of this Release.

C.                                     Factual Investigation.  Each of the Parties represents, warrants and agrees that it has made such investigation of the facts pertaining to the claims it has released hereby and other matters contained in or relating to this Release as it deems necessary or desirable.

D.                                    No Assignment.  Each of the Parties represents and warrants that there has been no assignment to any person or entity whatsoever of claims released by that Party.  Each Party, to the extent such Party breaches this representation and warranty, agrees to indemnify and hold harmless any nonbreaching Party to this Release from and against any and all claims, demands, liabilities, losses, obligations, damages, costs, expenses (including, without limitation, attorneys’ fees), lawsuits (in law, equity, admiralty or otherwise), and causes of action actually incurred as a result of such breach.

E.                                      Authority.  Each of the Parties represents, warrants and agrees that it has the full right and authority to enter into this Release, and that the person executing this

Release on its behalf has the full right and authority to fully commit and bind such Party.

VII.                             GENERAL

A.                                   No Admissions.  Each of the Parties hereto expressly agrees and acknowledges that this Release represents a settlement of disputed claims and that, by entering into this Release, no Party hereto admits or acknowledges the existence of any claim or wrongdoing on its part.

B.                                     Full Integration.  This Release and the Related Documents contain the final written expression and the complete and exclusive statement of all of the agreements, conditions, promises, representations and covenants between the Parties with respect to the subject matter hereof, and supersede all prior or contemporaneous agreements, negotiations, representations, understandings and discussions between and among the Parties, their respective representatives and any other person or entity, with respect to the subject matter covered hereby or thereby.  Any amendment to this Release must be in writing, must specifically refer to this Release, and must be signed by duly authorized representatives of each of the Parties.

C.                                     Gender.  Whenever the context so requires, the masculine gender herein shall include the feminine or neuter, and the singular number shall include the plural and vice versa.

D.                                    Counterparts.  This Release may be executed in any number of counterparts by the Parties, and when each Party has signed and delivered at least one (1) such counterpart to the other Party, each counterpart shall be deemed an original and, taken together, shall constitute one and the same Release that shall be binding and effective as to all the Parties.

E.                                      Delaware Law Governs.  This Release shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, notwithstanding conflicts of laws rules.

F.                                      Headings.  The headings to the paragraphs of this Release are inserted for convenience only and will not be deemed a part hereof or affect the construction or interpretation of the provisions hereof.

G.                                     Survival of Warranties.  All representations, warranties and covenants contained in this Release shall survive its execution, effectiveness and delivery.

H.                                    No Recourse.  The Parties agree that all of the representations, warranties, covenants and agreements made by the Representatives contained in this Agreement are made and intended only for the purpose of making the assets held for the benefit of the beneficiaries of the Estate (the “Estate Assets”) and the assets of the Trusts (the “Trust Assets”) available for the payment of damages for breach of the representations, warranties, covenants and agreements of the

Representatives to the extent provided for in this Release.  Therefore, anything contained in this Release or in any other agreement or document referred to herein or contemplated hereby or thereby to the contrary notwithstanding, except for seeking injunctive relief pursuant to Section IV, no recourse shall be had with respect to the enforcement of any claim based on any provision of this Release or any of the agreements or documents referred to herein or contemplated hereby or thereby, against GC or EE in their individual capacity or in any capacity other than as executor of the Estate or Trustee of the Trusts.  Nothing contained in this section shall be construed to limit the exercise and enforcement, in accordance with the terms of this Release, of rights and remedies against the Estate Assets or the Trust Assets.

I.                                         Notices.  Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods:  (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service.  Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

If to the Greenbrier Parties to:

Name:	The Greenbrier Companies, Inc.
Address:	Suite 200
One Centrepointe Drive
Lake Oswego, OR 97035
Attention : Norriss Webb, Esq.
Fax No.:	(503) 684-7553

with a copy (which shall not constitute notice) to:

Name:	Joseph Giunta, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Address:	300 S. Grand Avenue, Suite 3400
Los Angeles, CA 90071
Fax No.:	(213) 687-5600

If to the James Parties to:

Name:	George L. Chelius
Address:	3600 Birch Street, Suite 100
Newport Beach, CA 92660
Fax No.:	(949) 863-9010

Name:	Eric Epperson
Address:	25 NW 23rd Place, Suite 6
PMB 180
Portland, OR 97210
Fax No.:	(503) 796-1833

with a copy (which shall not constitute notice) to:

Name:	Jeffrey T. Pero, Esq.
Latham & Watkins LLP
Address:	505 Montgomery Street, Suite 2000
San Francisco, CA 94111-2562
Fax No.:	(415) 395-8095

if to the Furman Parties or to Furman as a Director, to:

Name:	William A. Furman
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 624-1488

with a copy (which shall not constitute notice) to:

Name:	Henry H. Hewitt
Address:	Stoel Rives LLP
900 S.W. Fifth Avenue, Suite 2300
Portland, OR 97204
Fax No.:	(503) 220-2480

if to the Directors (other than Furman), to:

Name:	Benjamin R. Whiteley
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

and

Name:	C. Bruce Ward
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

and

Name:	Victor G. Atiyeh
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

and

Name:	A. Daniel O’Neal, Jr.
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

and

Name:	Duane C. McDougall
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

and

Name:	Donald A. Washburn
Address:	Suite 200
One Centerpointe Drive
Lake Oswego, OR 97035
Fax No.:	(503) 684-7553

with a copy (which shall not constitute notice) to:

Name:	Raymond DiCamillo, Esq.
Richards, Layton & Finger
Address:	One Rodney Square
920 North King Street
Wilmington, DE 19801
Fax No.:	(302) 498-7786

IN WITNESS WHEREOF, the Parties hereto have approved and executed this Agreement as of April 20, 2005.

EXECUTED by the Parties as follows:

THE GREENBRIER COMPANIES, INC.

By:	/s/ Larry G. Brady
Name: Larry G. Brady
Title: Senior Vice President and Chief Financial Officer

/s/ George L. Chelius
George L. Chelius, individually and in his capacity as Representative

/s/ Eric Epperson
Eric Epperson, individually and in his capacity as Representative

/s/ William A. Furman
William A. Furman, in his capacity as an individual

/s/ William A. Furman
William A. Furman, in his capacity as a Director

/s/ Benjamin R. Whiteley
Benjamin R. Whiteley

/s/ C. Bruce Ward
C. Bruce Ward

/s/ Victor G. Atiyeh
Victor G. Atiyeh

/s/ A. Daniel O’Neal, Jr.
A. Daniel O’Neal, Jr.

[Signature Page to Mutual General Release]

/s/ Duane C. McDougall
Duane C. McDougall

/s/ Donald A. Washburn
Donald A. Washburn

[Signature Page to Mutual General Release]